                                                FILED PURSUANT TO RULE 424(B)(2)
                                                           FILE NUMBER 333-39275
PRICING SUPPLEMENT NO.3
(To Prospectus Dated November 12, 1997, and
Prospectus Supplement dated January 24, 2001)



                                 --------------

                                   $929,362.00

                                  CYGNUS, INC.

                                  Common Stock

                                 --------------


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DATE OF PURCHASE.............................................  FEBRUARY 1, 2001
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NUMBER OF SHARES.............................................      154,600
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PRICE PER SHARE..............................................      $6.0114
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PROCEEDS TO CYGNUS...........................................    $929,362.00
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














            The date of this Pricing Supplement is February 1, 2001.